Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Uncapped Accelerator ETF – April

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated April 8, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside rate of return that the Fund seeks to achieve for a given Target Outcome Period. On April 17, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of April 20, 2026. The new Target Outcome Period will end on April 16, 2027. While the actual upside rate of return will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated upside rate of return ranges for the Fund for the Target Outcome Period beginning on April 20, 2026. A supplement to the Fund’s prospectus will be filed on April 20, 2026 that will include the actual upside rate of return for the new Target Outcome Period, which may be higher or lower than the anticipated upside rate of return ranges set forth below.

Fund	Anticipated upside rate of return range (before fees and expenses)
FT Vest U.S. Equity Uncapped Accelerator ETF – April (UXAP)	114%-124%

Please Keep this Supplement with your Fund Prospectus for Future Reference